CERTIFICATION OF SHAREHOLDER REPORT

   In connection with the Certified Shareholder Report of AIM Sector Funds (the "Company") on Form N-CSR for the period ended March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Robert H. Graham, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2006                            /s/ Robert H. Graham
                                  ---------------------------------------------
                                  Robert H. Graham, Principal Executive Officer

   A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF SHAREHOLDER REPORT

   In connection with the Certified Shareholder Report of AIM Sector Funds (the "Company") on Form N-CSR for the period ended March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Sidney M. Dilgren, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 2, 2006                           /s/ Sidney M. Dilgren
                                 ----------------------------------------------
                                 Sidney M. Dilgren, Principal Financial Officer

   A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided by the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.